Exhibit 13.2

CERTIFICATION BY THE PRINCIPAL FINANCIAL OFFICER PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Betterware de México, S.A.P.I. de C.V. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2025, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Raúl Luis Del Villar Zanella, Chief Financial Officer, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to my knowledge:

(i)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Raúl Luis Del Villar Zanella
Name:	Raúl Luis Del Villar Zanella
Title:	Chief Financial Officer
Date:	April 30, 2026